Exhibit 10.10

WORTHINGTON STEEL, INC.

2023 LONG-TERM INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

Worthington Steel, Inc. (the “Company”) hereby grants the undersigned Participant a Non-Qualified Stock Option Award (the “Options”), subject to the terms and conditions described in the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (the “Plan”) and this Non-Qualified Stock Option Award Agreement (this “Award Agreement”).

1.	Name of Participant:

2.	Grant Date: , 20 (the “Grant Date”).

3.

Award of Stock Options: The number of shares of Stock subject to the Options granted pursuant to this Award Agreement is equal to              (such number being subject to adjustment as provided in Section 3(c) of the Plan) on the terms and conditions and at the Exercise Price all as set forth in this Award Agreement. The Options may be exercised in whole or in part and from time to time as hereinafter provided.

4.

Option Price per Share: The “Option Price” per share of Stock at which the Participant will be entitled to purchase the Stock covered by the Options will be $             per share, which is the Fair Market Value on the Date of Grant, as determined by the Committee.

5.

Vesting: Except as provided in Section 6 of this Agreement, the Options will vest on the                 anniversary of the Grant Date (the “Vesting Date”), provided that the Participant has continuously remained an employee of the Company through such date.

If the Participant’s employment or service terminates prior to the Vesting Date, whether voluntarily or involuntarily, for any reason other than death or a Change in Control, then:

(a)	any Option that is unvested on the date of termination will be forfeited on that date; and

(b)

the Participant may at any time within ninety (90) days after the effective date of termination of service or employment exercise the Options to the extent that the Options were vested as of the date of termination, provided that all unexercised vested Options will lapse immediately upon a termination for Cause. In no event will the Options be exercisable after the Expiration Date.

6.	Limitations on Vesting: If the Participant’s employment or service terminates for any reason prior to the Vesting Date, the Participant shall forfeit all unvested Options except as follows:

(a)

Death: In the event, prior to the Vesting Date, of the Participant’s death, all unvested Options shall become immediately vested and exercisable. The Options may be exercised for a period of one (1) year following termination of service due to death, provided that in no event shall the Options be exercisable after the Expiration Date.

(b)	Change in Control: All unvested Options shall become fully vested and exercisable (subject to the expirations provisions otherwise applicable to the Options).

7.

Term of Option. The Options granted under this Award Agreement will expire, unless otherwise exercised, ten (10) years from the Grant Date, through and including the normal close of business of the Company on such tenth anniversary (the “Expiration Date”), subject to earlier termination as provided in Section 5 hereof.

8.

Exercise of Option. Vested Options may be exercised by the Participant in whole or in part by delivery of written or electronic notice of such exercise to the Company at its principal business office (or telephonic instructions to the extent permitted by the Committee), accompanied by payment of the full purchase price for the shares being purchased. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Option Price shall be payable: (a) in cash, check, cash equivalent and/or shares of Common Stock valued at Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company), provided that such shares of Common Stock are not subject to any pledge or other security interest; or (b) by such other method as the Committee may permit in its sole discretion, including without limitation: (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price; (ii) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Option Price; or (iii) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the Option Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

The Company shall cause certificates for the shares so purchased to be delivered to or registered (and held in book entry form) in the name of the Participant or the Participant’s executors or administrators, against payment of the purchase price, as soon as practicable following the Company’s receipt of the notice of exercise.

9.	Miscellaneous:

(a)

Nontransferability. The Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and in accordance with Section 9(b) of this Award Agreement.

(b)

Beneficiary. The Participant may designate a Beneficiary in the event of the Participant’s death by completing a “Beneficiary Designation Form” in a form provided by the Company. The Beneficiary Designation Form does not need to be completed upon execution of this Award Agreement and is not required to be completed as a condition of receiving the Options. However, if the Participant dies without completing a Beneficiary Designation Form or if the Participant does not complete the form correctly, the Participant’s beneficiary under this Award Agreement will be the Participant’s surviving spouse or, if the Participant does not have a surviving spouse, the Participant’s estate.

(c)

No Right to Continued Service. The granting of this Award Agreement shall impose no obligation on the Company or any Affiliate to continue the employment or service of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the employment or service of the Participant at any time, with or without Cause, which right is expressly reserved.

(d)

Tax Withholding. The Company or an Affiliate, as applicable, will have the power and right to deduct, withhold or collect any amount required by law or regulation, or elected by the Participant, to be withheld with respect to any taxable event arising with respect to the Options. To the extent permitted by the Board, in its sole discretion, this amount may be: (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any shares of Stock transferred in connection with the exercise of the Options, or (iii) collected directly from the Participant. Unless the Participant has otherwise irrevocably elected a different method to satisfy the withholding, the Participant shall be deemed to have elected to satisfy the withholding requirement by having the Company or an Affiliate, as applicable, withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections will be irrevocable and made in writing and will be subject to any terms and conditions that the Board, in its sole discretion, deems appropriate.

(e)	Governing Law. This Award Agreement will be construed in accordance with, and governed by, the laws of (other than laws governing conflicts of laws) the State of Ohio.

(f)

Entire Agreement; Award Subject to Plan. This Award Agreement, along with the Plan which is incorporated herein by reference, constitutes the entire agreement between the Company and the Participant regarding the subject matter of this Award Agreement. All representations of any type relied upon by the Participant and the Company in making this Award Agreement are specifically set forth herein, and the Participant and the Company each acknowledge that they have relied on no other representation in entering into this Award Agreement. No change, termination or attempted waiver of any of the provisions of this Award Agreement will be binding upon any party hereto unless contained in a writing signed by the parties. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Board has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement will be binding on the Participant. Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.

(g)

Section 409A of the Code. If any provision of this Agreement could cause the application of an accelerated or additional tax under Code Section 409A upon the vesting or exercise of the Option (or any portion thereof), such provision shall be restructured, to the minimum extent possible, in a manner determined by the Company (and reasonably acceptable to the Participant) that does not cause such an accelerated or additional tax.

(h)	Clawback. The Options and any shares of Stock issued in connection with the exercise of the Options are subject to any clawback policy adopted by the Company from time to time.

(i)	Obligation to Exercise. Participant will have no obligation to exercise any Option granted by this Award Agreement.

(j)

Tax Characterization. This Option is intended to be taxed as a non-qualified stock option. The Company makes no representations by way of the Award Agreement or the Plan with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of Stock acquired under this Option.

(k)

Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. Furthermore, delivery of a copy of a counterpart signature by facsimile or electronic transmission shall constitute a valid and binding execution and delivery of this Agreement, and such copy shall constitute an enforceable original document.

This Award Agreement may be executed and exchanged by facsimile or electronic mail transmission and the facsimile or electronic mail copies of each party’s respective signature will be binding as if the same were an original signature. This Award Agreement may also be executed through the use of electronic signature, which each party acknowledges is a lawful means of obtaining signatures in the United States. Each party agrees that its electronic signature is the legal equivalent of its manual signature on this Agreement. Each party further agrees that its use of a key pad, mouse or other device to select an item, button, icon or similar act/action, regarding any agreement, acknowledgement, consent terms, disclosures or conditions constitutes its signature, acceptance and agreement as if actually signed by such party in writing. Furthermore, to the extent applicable, all references to signatures in this Agreement may be satisfied by procedures that the Company or a third party designated by the Company has established or may establish for an electronic signature system, and the Participant’s electronic signature shall be the same as, and shall have the same force and effect as, such Participant’s written signature.

[signature page follows]

PARTICIPANT

Date:

WORTHINGTON STEEL, INC.

By:	Date:

Name:

Title:

EXHIBIT A

WORTHINGTON STEEL, INC.

2023 LONG-TERM INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

EXERCISE NOTICE

Worthington Steel, Inc.

[address]

Attention: Secretary

Today’s Date:

Participant’s Name:

Exerciser’s Name (if not Participant):

Address of Participant or other Exerciser:

Grant Date:

Exercise Price per Share: $

Total Number of Shares to be purchased through exercise of the Options:

Aggregate Exercise Price: $

1.

Effective as of today, the undersigned Participant, Participant’s Beneficiary or Participant’s legal representative (“Exerciser”) hereby elects to exercise the Participant’ option to purchase the above referenced number of shares of the common stock (the “Stock”) of Worthington Steel, Inc. (the “Company”) under and pursuant to the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Award Agreement (the “Award Agreement”) described above. To the extent not specifically provided herein, all capitalized terms used in this Exercise Notice will have the same meanings ascribed to them in the Plan and the Award Agreement, as the case may be.

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2.

Representation of Exerciser other than the Participant. Any Exerciser other than the Participant acknowledges that such person (a) has the right to exercise the Option as either the Participant’s Beneficiary following Participant’s death or as Participant’s legal representative; (b) has attached to this Exercise Notice the exact name(s) and social security number(s) for the person to whom the shares of Stock should be issued; and (c) has attached to this Exercise Notice evidence acceptable to the Company that the Participant has died or incapacitated and that such Exerciser has the authority to exercise the Options.

3.

Representations of the Exerciser. The Exerciser acknowledges that the Exerciser has received, read, and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.

Rights as Shareholder. Until the stock certificate evidencing such shares of Stock is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the shares of Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in of the Plan.

5.

Delivery of Payment. The Exerciser herewith delivers to the Company cash, personal check or money order payable to Worthington Steel, Inc., in an amount equal to the full Exercise Price for the shares of Stock, plus any taxes referenced in Section 7 hereof

6.

Tax Consultation. The Exerciser understands that the Exerciser may suffer adverse tax consequences as a result of the purchase or disposition of the shares of Stock. The Exerciser represents that the Exerciser has consulted with any tax consultants the Exerciser deems advisable in connection with the purchase or disposition of the shares of Stock and that the Exerciser is not relying on the Company for any tax advice.

7.

Taxes. The Exerciser agrees to satisfy all applicable foreign, federal, state, and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. If the Company is required to satisfy any foreign, federal, state, or local income or employment tax withholding obligations as a result of this Option, the Exerciser agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

8.

Restrictive Legends. Exerciser understands and agrees that Company may cause certain legends as appropriate to reflect applicable state and federal securities laws or applicable contractual restrictions to be placed upon any certificate(s) evidencing ownership of the shares of Stock delivered upon exercise of the Option.

9.

Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice will be binding upon the Participant, the Exerciser, and their heirs, executors, administrators, successors, and assigns.

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10.	Headings. The captions used in this Exercise Notice are inserted for convenience and will not be deemed a part of this agreement for construction or interpretation.

11.

Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by the Exerciser or by the Company forthwith to the Committee, which will review such dispute at its next regular meeting. The resolution of such a dispute by the Committee will be final and binding on all persons.

12.

Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Ohio without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Ohio to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.

13.

Notices. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14.	Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

15.

Entire Agreement. The Plan and the Award Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s rights except by means of a writing signed by the Company and the Participant.

Submitted by:	Accepted by:

PARTICIPANT/EXERCISER:	WORTHINGTON STEEL, INC.

By:

Title:
(Signature)

Address:

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